                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT

                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------
Distribution Date:  September 29, 2003

(i)    Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)  $0.00
                                     --------------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)  $18,488,695.31
                                     --------------------
                                (2) ( $ 0.0000324        , per $1,000 original principal amount of the Notes)
                                     --------------------

(ii)   Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)  $0.00                    1.1400000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)  $1,245,504.54            1.3300000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ 0.0000022        , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:   1.2960000%
                                                                                                 ---------
            (2)  The Student Loan Rate was:           Not Applicable
                                                    --------------------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

       (a)  Distributed:        (1)  $0.00
                                     --------------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Balance:            (1)   $ -
                                     --------------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------

(iv)   Pool Balance at end of related Collection Period:           $374,759,229.88
                                                                   ---------------

(v)    After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:                 $0.00
                                                                        -------------------------
            (2)  Class A-1 Note Pool Factor:                        -
                                                    --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $340,159,229.88
                                                                        -------------------------
            (2)  Class A-2 Note Pool Factor:               0.59635209
                                                    --------------------

(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:          $402,883.46
                                                                                  --------------------
            (2)   $ 0.4851679        , per $1,000 original principal amount of the Notes.
                 --------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:    $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:        $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                  ---------------
                       $ 0.0036127        , per $1,000 original principal amount of the Notes
                      --------------------



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

                                                                          Page 2



(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related
            Collection Period:                  $557.29
                                                -------

       (b)  Delinquent Contracts                      # Disb.        %               $ Amount           %
                                                      -------        -               --------           -
            30-60 Days Delinquent                        644       2.05%           $ 8,774,751         2.69%
            61-90 Days Delinquent                        380       1.21%           $ 4,930,855         1.51%
            91-120 Days Delinquent                       153       0.49%           $ 1,933,138         0.59%
            More than 120 Days Delinquent                376       1.20%           $ 5,262,151         1.61%
            Claims Filed Awaiting Payment                166       0.53%           $ 1,299,991         0.40%
                                                       -----       -----           -----------         -----
               TOTAL                                   1,719       5.47%           $22,200,886         6.80%

(viii) Amount in the Reserve Account:          $1,297,500.00
                                               --------------------

(ix)   Amount in the Prefunding Account:       $0.00
                                               --------------------

(x) Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to be distributed as a payment of
       principal in respect of Notes:          $0.00
                                               --------------------

(xi) Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period to be distributed as a payment of
       principal in respect of Notes:          $0.00
                                               --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date         8.49%
                                                                          -----
       (b)  TERI Trigger Event has not occured.













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